Abacus FCF Real Assets Leaders ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 63.9%	Shares	Value
Consumer Staples - 1.9%
Archer-Daniels-Midland Co.	12,049	$729,326

Energy - 17.9%
Antero Midstream Corp.	46,389	800,210
Chevron Corp.	7,084	1,117,288
DT Midstream, Inc.	4,396	481,318
Ecopetrol SA - ADR (a)	69,840	650,909
Exxon Mobil Corp.	16,325	1,866,927
Hess Midstream LP - Class A	15,022	509,997
Shell PLC - ADR	19,302	1,446,106
		6,872,755

Industrials - 35.6%(b)
A.O. Smith Corp. (a)	6,443	425,174
Allegion PLC	4,107	680,817
Atlas Copco AB - ADR	45,740	769,804
Eaton Corp. PLC	1,784	680,703
Emerson Electric Co.	7,280	1,016,070
Frontline PLC (a)	25,824	646,633
Graco, Inc.	8,460	691,774
Grupo Aeroportuario del Sureste SAB de CV - ADR	1,796	543,003
Honeywell International, Inc.	4,309	867,531
Hubbell, Inc.	324	152,280
IDEX Corp.	4,965	851,299
Johnson Controls International PLC	8,790	1,005,488
Lincoln Electric Holdings, Inc.	2,444	572,996
Nordson Corp.	2,755	639,022
Pentair PLC	6,331	673,302
Rockwell Automation, Inc.	2,869	1,056,825
Scorpio Tankers, Inc.	9,439	582,386
Siemens AG - ADR	5,024	711,850
Vinci SA - ADR	26,690	891,166
ZIM Integrated Shipping Services Ltd. (a)	16,963	260,891
		13,719,014

Materials - 5.2%
CF Industries Holdings, Inc. (a)	5,389	448,850
NewMarket Corp.	1,112	853,905
Solstice Advanced Materials, Inc. (c)	1,077	48,551
Southern Copper Corp.	4,783	663,880
		2,015,186

Utilities - 3.3%
Centrais Eletricas Brasileiras SA - ADR (a)	88,468	915,644
Cia Energetica de Minas Gerais - ADR	166,678	348,357
		1,264,001
TOTAL COMMON STOCKS (Cost $23,005,124)		24,600,282

REAL ESTATE INVESTMENT TRUSTS - COMMON - 23.5%
Real Estate - 23.5%
AvalonBay Communities, Inc.	4,605	800,902
CubeSmart	23,578	888,183
Equity LifeStyle Properties, Inc. (a)	12,002	732,722
Essex Property Trust, Inc.	3,373	849,220
Gaming and Leisure Properties, Inc.	21,072	941,075
Lamar Advertising Co. - Class A	7,454	883,970
National Health Investors, Inc.	5,841	435,213
Public Storage (a)	3,175	884,428
Rayonier, Inc.	14,875	328,291
Simon Property Group, Inc.	5,660	994,802
Sun Communities, Inc.	4,007	507,286
VICI Properties, Inc. (a)	25,927	777,551
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $9,562,996)		9,023,643

MASTER LIMITED PARTNERSHIPS - 12.0%
Energy - 12.0%
Cheniere Energy Partners LP	24,791	1,293,346
MPLX LP	27,993	1,420,925
Plains All American Pipeline LP	55,662	915,640
Plains GP Holdings LP – Class A	24,689	426,379
Western Midstream Partners LP (a)	15,191	569,207
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $5,011,887)		4,625,497

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.6%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.24% (d)	5,620,798	5,620,798
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,620,798)		5,620,798

TOTAL INVESTMENTS - 114.0% (Cost $43,200,805)		43,870,220
Money Market Deposit Account - 0.3% (e)		116,877
Liabilities in Excess of Other Assets - (14.3)%		(5,493,709)
TOTAL NET ASSETS - 100.0%		$38,493,388

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or a portion of this security is on loan as of October 31, 2025. The fair value of these securities was $5,484,449.
(b)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.70%.

For fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Abacus FCF Real Assets Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$24,600,282	$–	$–	$24,600,282
Real Estate Investment Trusts - Common	9,023,643	–	–	9,023,643
Master Limited Partnerships	4,625,497	–	–	4,625,497
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	5,620,798
Total Investments	$38,249,422	$–	$–	$43,870,220

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,620,798 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.